UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2014

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive
Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2014, Magnetek, Inc. (“Magnetek” or the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) in Menomonee Falls, Wisconsin. At the Annual Meeting, the stockholders of the Company approved the 2014 Stock Incentive Plan (the “2014 Plan”). The 2014 Plan provides for the following types of awards to our officers, employees and consultants:

•	Nonqualified stock options;

•	Incentive stock options;

•	Restricted stock;

•	Restricted stock units;

•	Stock appreciation rights; and

•	Incentive bonuses.

Under the 2014 Plan, the maximum number of shares which may be issued is 190,000 shares of common stock, which will be reduced by 1.5 shares for every one (1) share of common stock issued in connection with awards other than options and stock appreciation rights. Any share issued in connection with the exercise of an option or a stock appreciation right shall be counted against the shares available for grant as one (1) share.
The foregoing description of the 2014 Plan is qualified in its entirety by reference to the 2014 Plan attached as Appendix B to the Proxy Statement on Schedule 14A filed on April 1, 2014 in connection with the 2014 Annual Meeting, which is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company's stockholders elected five individuals to the Board of Directors and approved proposals 2, 3, 4 and 5. As to the matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

PROPOSAL 1. Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
David A. Bloss, Sr.	2,522,491	33,819	675,892
Alan B. Levine	2,521,791	34,519	675,892
Peter M. McCormick	2,542,665	13,645	675,892
Mitchell I. Quain	2,521,791	34,519	675,892
David P. Reiland	2,543,105	13,205	675,892

PROPOSAL 2. The Company's stockholders ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2014 ending December 28, 2014.

Votes For	Votes Against	Abstentions
3,224,491	3,039	4,672

PROPOSAL 3. Approval on an advisory vote basis the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,534,544	11,887	9,879	675,892

PROPOSAL 4. Approval of amendment of the Company’s Restated Certificate of Incorporation to decrease authorized common stock.

Votes For	Votes Against	Abstentions
3,167,873	7,780	56,549

PROPOSAL 5. Approval of the Company’s 2014 Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,195,125	352,347	8,838	675,892

ITEM 9.01 - Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description
10.1	2014 Stock Incentive Plan of Magnetek, Inc. previously filed with the Company’s Proxy Statement dated April 1, 2014, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 2, 2014

MAGNETEK, INC.

/s/ Marty J. Schwenner
By:	Marty J. Schwenner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	2014 Stock Incentive Plan of Magnetek, Inc. previously filed with the Company’s Proxy Statement dated April 1, 2014, and incorporated herein by this reference.